                                                               EXHIBIT (a)(1)(v)


                          NOTICE OF GUARANTEED DELIVERY
            FOR TENDER OF UP TO 10% OF THE SHARES OF COMMON STOCK OF
           DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.


   This form must be used to accept the Offer (as defined below) if Shareholders' certificates for common stock, par value $0.01 per share (the "Shares") of Delaware Investments Global Dividend and Income Fund, Inc. are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 11:59 p.m., New York City time, June 30, 2005, or such later date to which the Offer is extended (the "Expiration Date"). Such form may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before 5:00 p.m. New York City time on the Expiration Date. See Section 2, "Procedures for Tendering Shares," of the Offer to Purchase.

The Depositary: MELLON INVESTOR SERVICES LLC

Facsimile Copy Number: (201) 296-4293
To Confirm Receipt of Notice of Guaranteed Delivery and Facsimile
Transmission: (201) 296-4860
For Account Information Call: Toll Free: 1-866-340-1397

               By First Class Mail, By Overnight Courier, By Hand:


                                  By Registered Certified
                                  or Express Mail
By First Class Mail:              or Overnight Courier:                By Hand:
--------------------              ---------------------                --------
Post Office Box 3301              85 Challenger Road                   120 Broadway, 13th Floor
South Hackensack, NJ 07606        Mail Stop-Reorg                      New York, NY 10271
                                  Ridgefield Park, NJ 07660            Attention: Reorganization Dept.
                                  Attention: Reorganization Dept.


        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
       ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY
                              ---

Ladies and Gentlemen:

   The undersigned hereby tenders to Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase, dated June 3, 2005 and the related Letter of Transmittal (which, together with any amendments or supplements to these documents, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in Section 2, "Procedures for Tendering Shares," of the Offer to Purchase.
________________________________________________________________________________
________________________________________________________________________________

Number of Shares Tendered: _____________________________________________________

Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________

If Shares will be tendered by book-entry transfer, check box: [_] The Depository Trust Company

Account Number: ________________________________________________________________

Name(s) of Record Holder(s):

________________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Taxpayer Identification (Social Security) Number: ______________________________

Dated: ___________________________________________________________________, 2005

________________________________________________________________________________
Signature(s)

________________________________________________________________________________
________________________________________________________________________________

GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program,
the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of
1934, as amended, hereby (a) represents that the above named person(s)
"own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three New York Stock Exchange trading days after the date hereof.
---------------------------------------  ---------------------------------------

Name of Firm: _________________________  _______________________________________
                                         (AUTHORIZED SIGNATURE)

Address: ______________________________  Name: _________________________________
                                               (PLEASE PRINT)

_______________________________________  Title: ________________________________

Area Code and Tel. No. ________________  Dated: __________________________, 2005

                 DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.
      YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.